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                                                                    EXHIBIT 99.1




                            Sprint Corporation
                  P.O. Box 11315, Kansas City, Missouri 64112

   This Proxy is Solicited on Behalf of the Board of Directors for a Special
                          Meeting on [       , 2000]

        The Board of Directors recommends a vote FOR items 1, 2 and 3.

  The undersigned hereby appoints W.T. Esrey, R.T. LeMay, J.R. Devlin and A.B. Krause, and each of them, with full power of substitution, as proxies, to vote all the shares of common and preferred stock of Sprint Corporation ("Sprint") that the undersigned is entitled to vote at a Special Meeting of Stockholders
to be held on [       , 2000], and any adjournment thereof, upon the matters
set forth on the reverse side, and in their discretion upon such other matters as may properly come before the meeting.

  This Proxy, if signed and returned, will be voted as specified on the reverse side. If this card is signed and returned without specifications, your shares will be voted FOR items 1, 2 and 3. A majority of said proxies, or any substitute or substitutes, who shall be present and act at the meeting (or if only one shall be present and act, then that one) shall have all the powers of said proxies hereunder.

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Please sign exactly as your name(s) appear(s) on the reverse side of this card.
If your shares are held jointly, any one of the joint owners may sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should indicate the capacity in which they are signing. PLEASE VOTE THIS PROXY PROMPTLY whether or not you expect to attend the special meeting. You may, nevertheless, vote in person if you do attend.
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HAS YOUR ADDRESS CHANGED?
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                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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                             FOLD AND DETACH HERE

If you are voting by telephone or the Internet, do not return your proxy card.

                        Two New Ways to Vote Your Proxy
                        (in addition to voting by mail)
                         VOTE BY TELEPHONE OR INTERNET

                      24 Hours a Day--7 Days a Week

            Save Your Company Money--It's Fast and Convenient


      TELEPHONE                INTERNET                   MAIL
   1-800-758-6973      http://www.umb.com/proxy

 . Use any touch         . Go to the website      . Mark, sign and
   tone telephone          address indicated        date the proxy
                           above                    card on the
                                                    reverse side

 . Have this proxy   OR  . Have this proxy    OR  . Detach the proxy
   form in hand            form in hand             card

 . Enter the Control     . Enter the Control      . Return the proxy
   Number located on       Number located on        card in the
   the reverse side        the reverse side         postage-paid
   of this card            of this card             envelope provided

 . Follow the simple     . Follow the simple
   recorded                instructions
   instructions
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                              SPRINT CORPORATION
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The Board of Directors recommends a vote FOR Items 1, 2 and 3.








Please be sure to sign and date this Proxy.              Date:
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----- Signature(s) ------------------------------------------------------------

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           Please mark your votes as  [ X ]
           indicated in this example

1. To adopt the Amended and Restated                FOR     AGAINST    ABSTAIN
   Agreement and Plan of Merger between MCI         [ ]       [ ]        [ ]
   WorldCom, Inc. and Sprint (as more fully described in the accompanying proxy statement/prospectus).

2. To approve and adopt the Amended                 [ ]       [ ]        [ ]
   Sprint Articles of Incorporation and
   Amended Sprint Bylaws (as more fully
   described in the accompanying proxy
   statement/prospectus).

3. To approve and adopt the Amendments to           [ ]       [ ]        [ ]
   the Sprint Employees Stock Purchase
   Plan (as more fully described in the
   accompanying proxy statement/prospectus.)

Mark the box at the right if your address has                            [ ]
changed and note the change(s) in the space provided on the reverse side of this card.




CONTROL NUMBER  XXXXX XXXXX XXXXX XX
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                             FOLD AND DETACH HERE